UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ◻
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

HarborOne Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
◻	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67266-P25747 HARBORONE BANCORP, INC. 2025 Annual Meeting Vote by May 12, 2025 11:59 PM ET HARBORONE BANCORP, INC. ATTN: INEZ FRIEDMAN-BOYCE 770 OAK STREET BROCKTON, MA 02301 You invested in HARBORONE BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2025. Get informed before you vote View the Notice of the Annual Meeting, 2025 Proxy Statement, and the 2024 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 13, 2025 10:00 AM EDT Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V67267-P25747 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting to be held on May 13, 2025. Please follow the instructions on the reverse side to vote these important matters. 1. The election of the three Class III director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until their respective successors are duly elected and qualified; Nominees: 1a. Joseph F. Casey For 1b. Dr. Timothy R. Lynch For 1c. Damian W. Wilmot, Esq. For 2. The ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; For 3. A non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and For 4. The approval of the HarborOne Bancorp, Inc. 2025 Equity Incentive Plan. For